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Coffee · Groceries
GPOPlus

GPOPlus

OTCQB : $GPOX

JUNE 2026

INVESTOR MEMORANDUM

THE MODEL WORKS.

THE INFRASTRUCTURE IS BUILT.

GPOX
TRADED ON
OTCQB

01
The model is proven

02
Infrastructure ahead of demand

03
Capital is the only constraint

FRONT MATTER

Important notices

02

Not an Offering Document

This Investor Memorandum (the "Memorandum") is being provided for public informational purposes only. This Memorandum is not an offering document and should not be construed in any way as a solicitation to buy or sell securities issued by GPO Plus, Inc. (the "Company"). Any decision regarding the Company's securities should be made only after careful review of the Company's SEC filings available on EDGAR, OTC Markets materials where applicable, and independent due diligence by the reader and the reader's legal, financial, and tax advisors.

Forward-Looking Statements

This Memorandum contains forward-looking statements. Forward-looking statements include, without limitation, statements regarding projected revenue, projected revenue per store, projected gross margin, store count targets, the timing of expected milestones, the size, structure, timing, manner, and pricing of any future capital raise, capital deployment plans, expected use of proceeds, any acquisition strategy, the performance and commercialization of ***PRISM+*** and other technology developed by **GPOXLabs**, the Company's competitive position, and any statement that does not relate solely to historical or current fact. Words such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "intends," "targets," "potential," "path to," "run rate," and similar expressions are intended to identify forward-looking statements, but their absence does not mean a statement is not forward-looking.

The safe harbor provisions for forward-looking statements under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are not available to the Company because the Company is an issuer of penny stock as that term is defined in Rule 3a51-1 under the Exchange Act. Investors should not place undue reliance on any forward-looking statement in this Memorandum and should evaluate any forward-looking statement only in the context of the cautionary factors described below and the Company's risk-related disclosures, cautionary statements, MD&A, financial statements, notes to financial statements, liquidity disclosures, and other filings with the Securities and Exchange Commission.

Specific factors that could cause actual results to differ materially from any forward-looking statement include, without limitation: (i) the going concern qualification in the Company's most recent audited financial statements and the substantial doubt about the Company's ability to continue as a going concern; (ii) the Company's recurring net losses, working capital deficit, and cumulative deficit of approximately $45.8 million as of January 31, 2026, and cash on hand of approximately $17,897 as of that date; (iii) the Company's significant customer concentration, including reliance on one customer for approximately 92% of total revenue for the nine months ended January 31, 2026, and approximately 72% of accounts receivable as of that date; (iv) the Company's need for substantial additional capital to execute its operating plan, the absence of any committed source of such capital, and the likelihood that any future capital raise will be dilutive to existing shareholders; (v) execution risk in scaling store count, per-store revenue, and operating leverage; (vi) competitive dynamics in the direct store delivery and convenience distribution industry, including from larger and better-capitalized competitors; (vii) regulatory changes affecting specialty product categories, including Other Tobacco Products, nicotine accessories, hemp/CBD products, and emerging wellness categories; (viii) the availability of qualified drivers, warehouse personnel, and key personnel, and the concentration of operational knowledge in a small number of individuals; (ix) the development, deployment, and commercialization of ***PRISM+*** and other technology, including risks that platforms in internal alpha or beta deployment do not perform as expected when scaled; (x) the concentration of voting control in the holder of the Company's Series A Preferred Stock; (xi) integration risks associated with any acquisition the Company may pursue; (xii) the Company's status as a penny stock issuer and OTCQB-listed company, including limited liquidity, limited analyst coverage, and price volatility; (xiii) general economic, financial market, and geopolitical conditions; and (xiv) the additional risk factors disclosed in the Company's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this Memorandum. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable law.

FRONT MATTER

Important notices

03

Filing Status; No Incorporation by Reference

This Memorandum is being furnished, not filed, as an exhibit to the Company's Current Report on Form 8-K under Item 7.01 (Regulation FD Disclosure). The information in this Memorandum shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Data Sources

Financial data referenced herein is derived from the Company's SEC filings available on EDGAR, OTC Markets materials where applicable, internal management records, and publicly available industry data from various sources, including NACS, Circana, and other industry bodies. Management estimates, run-rate figures, and projections are identified as such throughout this document and should be distinguished from audited historical results. The fiscal year ended April 30, 2025, audited revenue figure of approximately $4.744 million and audited gross margin of approximately 23.85% are reported results. The $6.4 million annualized run rate estimated as of April 2026.

Going Concern

The Company's independent registered public accounting firm has issued a going concern qualification in connection with the Company's most recent audited financial statements for the fiscal year ended April 30, 2025, as filed in the Company's Annual Report on Form 10-K. The Company has incurred recurring operating losses since inception, has a working capital deficit, and has not yet established an ongoing source of revenue sufficient to cover its operating costs. As of January 31, 2026, the Company had a cumulative deficit of approximately $45.8 million and cash on hand of approximately $17,897. These conditions raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time. Investors should read this Memorandum in light of the going concern qualification and the Company's most recent Form 10-K and Form 10-Q in their entirety. Statements in this Memorandum regarding the Company's operating model, growth strategy, and capital plan should not be read to qualify, modify, or supersede the going concern disclosure in the Company's public filings.

Customer Concentration

The Company has significant customer concentration. As reported in the Company's most recent Quarterly Report on Form 10-Q for the quarter ended January 31, 2026, one customer accounted for approximately 92% of the Company's total revenue for the nine months ended January 31, 2026, and approximately 72% of the Company's accounts receivable as of that date. References in this Memorandum to active stores, store count, or revenue per store should be read in the context of this concentration. The loss of, or any material reduction in revenue from, this customer would have a material adverse effect on the Company's revenue, operating results, and ability to execute its capital plan.

Operating Losses and Accumulated Deficit

The Company has reported recurring net losses. Net loss for the fiscal year ended April 30, 2025 was approximately $4.34 million, compared to a net loss of approximately $4.94 million for the fiscal year ended April 30, 2024. Net loss for the nine months ended January 31, 2026 was approximately $2.02 million, compared to approximately $1.58 million for the nine months ended January 31, 2025. The Company's ability to achieve and sustain profitability is dependent on its ability to scale revenue, manage operating costs, and secure sufficient capital. There is no assurance that the Company will achieve profitability.

Capital Strategy Disclaimer

References in this Memorandum to a capital plan, capital strategy, capitalization plan, total capital need, tranches, or any specific dollar amount of capital are forward-looking and reflect management's current view of the capital required to execute the Company's operating plan. The Company has not determined the structure, timing, manner, pricing, or terms of any future offering of securities. No offering of securities is being conducted in connection with this Memorandum. This Memorandum is not, and should not be construed as, an offer to sell or a solicitation of an offer to buy any security issued by the Company. Any future offering of securities by the Company, if pursued, will be conducted only through documents specific to that offering and only after registration under the Securities Act of 1933, as amended, or pursuant to an applicable exemption from registration. The Company will require additional capital to execute its operating plan; there is no assurance that such capital will be available on acceptable terms, or at all, and any future capital raise is likely to result in dilution to existing shareholders.

Data Room

The Company's audited financial statements, risk-related disclosures, cautionary statements, MD&A, financial statements, notes, and other public disclosures are available in the Company's SEC filings at www.sec.gov and through the Company's investor relations page at www.GPOPlus.com.

How to Read This Memo

This Memorandum distinguishes between audited historical results, management-estimated run-rate figures, and forward-looking targets. Audited fiscal 2025 revenue and gross margin are reported results. Current run-rate, store targets, margin estimates, capital plans, and scale targets are management estimates and forward-looking. Investors should review this Memo together with the Company's SEC filings and risk disclosures.

LETTER FROM THE CEO

The model works. The infrastructure is built.

TO OUR SHAREHOLDERS AND ANY INTERESTED PARTIES:

Thank you for taking the time to read this Memorandum. I want to begin plainly. GPO Plus was not built from a position of abundance. It was built under pressure, through constant adaptation, and by learning this business in the field, service appointment by service appointment, store by store, route by route, and decision by decision.

When we went public on May 5, 2020, we were a Group Purchasing Organization ("GPO") as the world was entering COVID. We did what we had to do to survive, including operating in categories that were relevant to that moment. When the easier path would have been to stay in those categories, I made the decision to return to what I believed the company could become over the long term: a real distribution platform serving a fragmented part of the convenience channel that larger incumbents do not serve well.

> "Direct Store Delivery has not meaningfully evolved in over 100 years. We saw a generational opportunity."

In December 2022, we acquired Betterment Retail Solutions, a Direct Store Delivery company. What we bought was not a finished company. We bought shelf access, route relationships, and roughly 500 stores that needed to be rebuilt from the inside. Over the next three years, we renegotiated vendors, rebuilt pricing, improved merchandising, strengthened compliance, tightened hiring, developed technology, refined warehouse flow, and turned that footprint into a model we believe is now proven. Revenue per store moved from roughly $180 per month to approximately $1,000 per month. Gross margins moved from roughly 15% to approximately 28%. Management believes the model has been operationally validated by three years of operating data. The acquisition was not a turnkey platform; it was a starting footprint. The value creation came from converting that footprint into a standardized, technology-supported, margin-improved operating model.

I have personally supported this business through working capital constraints and continue to do so because I believe deeply in what has been built. This is not a story about a concept that still needs to be discovered. It is a story about a business that now needs capital to utilize the infrastructure, relationships, operating knowledge, and technology already in place.

The near-term objective is clear: move from approximately 500 stores to 1,000 active stores generating roughly $1,000 per store per month, which management believes is the threshold for cash flow positive operations. Beyond that, the opportunity is to scale toward 5,000 stores at approximately $2,000 per store per month by expanding categories, deepening retailer relationships, and pursuing disciplined acquisitions in a fragmented market.

This Memorandum is designed to show you what we have built, what we have learned, and where the risks remain. I appreciate your time, your candor, and your diligence.



CHAIRMAN & CEO

Sincerely,

Brett H. Pojunis

Brett H. Pojunis

Chairman & Chief Executive Officer

CENTRAL QUESTION

The central question for investors and key metrics snapshot

The central question is not whether the model works. Three years of operating data across hundreds of store locations, multiple geographies, and evolving product categories have answered that question. The central question is how much value can be created when a now-proven operating system is capitalized and scaled at the right pace. The judgment before prospective investors is whether GPOX can capitalize and scale this model faster than competitors can replicate it. Management believes the infrastructure, technology, operating data, and team are now in place to do exactly that.

OTCQB TICKER
GPOX

ANNUALIZED REVENUE RUN RATE
~$6.4 million (management estimate, April 2026; not audited)

AUDITED FY2025 REVENUE (YEAR ENDED APRIL 30, 2025)
~$4.744 million

THREE-YEAR REVENUE GROWTH
~6x, from ~$1M to ~$6.4M+ annualized

GROSS MARGIN (DEMONSTRATED)
~28% (blended performance)

GROSS MARGIN (AUDITED FY2025)
~23.85%

GROSS MARGIN (CONSERVATIVE PLANNING)
20%

AVG. REVENUE PER STORE PER MONTH
~$1,000 (range: $650 to $1,400)

TOP-PERFORMING STORES
>$5,000 per month (less than 2% each month)

ACTIVE STORES (CURRENT)
~500

BETTERMENT ACQUISITION BASELINE (DEC 2022)
~$180/store/month, 15% gross margin

INFRASTRUCTURE INVESTMENT TO DATE
~$5 million

INFRASTRUCTURE DESIGN CAPACITY
Up to 20,000 store locations

NEAR-TERM TARGET
1,000 stores at ~$1,000/month = ~$12M annualized

SCALE TARGET
5,000 stores at ~$2,000/month = ~$120M annualized

CASH FLOW POSITIVE THRESHOLD
~1,000 stores at ~$1,000/month (~$12M annualized)

TARGET ADDRESSABLE MARKET
15-20% of $341.2B in-store convenience store sales (~$50B+)

TECHNOLOGY PLATFORM
***PRISM+* (proprietary, AI-powered, developed by GPOXLabs)**

WEEKLY SERVICE COST PER STORE
$35 to $45 (management estimate based on driver labor, fuel, vehicle allocation)

AVERAGE SKUS PER STORE PER WEEK
~14 SKUs

AVERAGE REVENUE PER SKU
~$21.55

WHY NOW

THE MODEL IS PROVEN. THE CAPITAL IS THE ONLY CONSTRAINT.

The timing of this public update reflects management's view that the Company has accumulated additional operating experience. Management made a deliberate decision to begin communicating to the investment community after the model was proven rather than before. The timing of this update follows three years of operational evidence, audited financial performance, and the demonstrated ability to improve margin, increase revenue per store, and expand the distribution network under capital constraints.

WHAT HAS BEEN OPERATIONALLY VALIDATED VS. WHAT REMAINS

Three years of operational adversity, vendor setbacks, regulatory shocks, hiring mistakes, and capital constraints have produced something that is genuinely difficult to replicate: a distribution network with real stores, real product flow, real data, and real operating margins that have improved continuously throughout that period.

CATEGORY	STATUS
De-Risked	
Unit economics (revenue per store, margin per route)	De-risked. Documented across hundreds of operating stores.
Hub-and-spoke operating model	De-risked. Multi-hub network operational and proven.
Technology platform (*PRISM+*)	De-risked. Internal alpha deployment actively improving operations.
Vendor and supplier partnerships	De-risked. Vendor-specific negotiations ongoing in place.
Regulatory and compliance framework	De-risked. Over-compliance posture post-2023 regulatory events.
Merchandising and planogram discipline	De-risked. Driver accountability via photo documentation.
Functional leadership structure	De-risked. Team expanded beyond founder-dependency.
Remains to be Proven	
Sustained route density at larger scale	Remains to be proven. Execution task – not discovery task.
Larger working-capital discipline at 1,000+ stores	Remains to be proven. Addressed in capital deployment plan.
Broader category monetization (*PRISM+* commercialization)	Optional update. Not required for base investment thesis.

CONTENTS

Inside this Memorandum

RETAIL INVESTOR VERSION · CONDENSED FROM THE FULL GPOX INVESTOR MEMORANDUM

PART 01 · THE INVESTMENT THESIS

The Three-Pillar Thesis

GPO Plus, Inc. (OTCQB: GPOX) is a publicly traded, technology-driven Direct Store Delivery (DSD) distribution company serving gas stations, convenience stores, and specialty retailers across the Southwest and Midwest United States. The Company operates a vertically integrated distribution platform that combines physical infrastructure (Regional Hubs, Mini Hubs, dedicated delivery fleet), proprietary technology (the ***PRISM+*** platform), and an in-house innovation division (**GPOXLabs**) to serve a segment of the convenience retail channel that legacy distributors have structurally underserved. The Company has spent three years building, testing, and de-risking a scalable distribution model. That work is done. What the Company requires now is capital to deploy what has already been built.

01

The model is proven

GPOX has already demonstrated what investors most need to see in a distribution business: that revenue per store can increase, that margins can expand, that routes can be operated efficiently, and that weekly service can be sustained across a broad geographic footprint. These are not projections. They are reported operational results. Average monthly revenue per store grew from approximately $180 to approximately $1,000 since the December 2022 Betterment acquisition. Gross margins expanded from approximately 15% to approximately 28%. Annualized revenue grew from approximately $1 million to approximately $6.4 million (annualized). Our highest performing stores routinely generate more than $5,000 per month, providing direct evidence of what the median store can become with category depth and time on route.

02

Infrastructure ahead of demand

Approximately $5 million has been invested in a distribution network designed to support a business forty times the Company's current scale. Regional Hubs, Mini Hubs, a dedicated delivery fleet, proprietary technology in ***PRISM+***, standard operating procedures (SOPs), and driver accountability systems are in place today. Every new store added to the network is being served by infrastructure that is already paid for, already staffed at the hub level, and already optimized by ***PRISM+***. The incremental cost to add a store primarily consists of inventory and a driver stop. The fixed cost has already been absorbed. This is the defining Unit Economic feature of the GPOX model: scale reduces per-store cost while revenue per stop is variable and grows with category expansion.

03

Capital is the only constraint

Management has been explicit throughout three years of public reporting and communication: Management believes capital availability is the primary constraint — not a model problem, not a market problem, and not a team problem. The stores are available. The retailer relationships exist or can be established. The technology is in place. The products are curated. The routes are designed. What closes the gap between current performance and the cash-flow-positive milestone at 1,000 stores is working capital, sales team capacity, and inventory funding. Investors in this round are not financing a hypothesis. They are financing the scale-up of a demonstrated and operationally validated operating model.

CENTRAL QUESTION

How much value can be created when a now-proven operating system is capitalized and scaled at the right pace?

PART 01 · CONTINUED

By the numbers

The central question is not whether the model works; three years of operating data across hundreds of stores answered that. It is how much value can be created when a now-proven operating system is capitalized and scaled at the right pace.

~$6.4M Annualized revenue run-rate management est., Apr 2026 · not audited	**$4.744M** Audited FY2025 revenue year ended April 30, 2025	**~6×** Three-year revenue growth from ~$1M to ~$6.4M+ annualized	**~28%** Gross margin, demonstrated blended; 23.85% audited FY2025
~$1,000 Avg. revenue / store / month range $650 – $1,400	**$5,000/mo** Top-performing stores under 2% of stores each month	**~500** Active stores today across nine states	**~$5M** Infrastructure invested designed for up to 20,000 stores

NEAR-TERM TARGET	SCALE TARGET	CAPITALIZATION PLAN
1,000 stores at ~$1,000/mo → ~$12M annualized · the cash-flow-positive threshold	**5,000 stores** at ~$2,000/mo → ~$120M annualized	**$45M / 3 yrs** staged, milestone-gated · initial $7M tranche


GOOD CHIPS
GOOD
GOOD
GPOPlus

PER-STORE SERVICE — THE UNIT BEHIND THE NUMBERS

PART 02 · COMPANY OVERVIEW

Founded in Nevada. Public since May 2020.

GPO Plus, Inc. was formed in Nevada and began trading publicly on the OTC Markets on May 5, 2020, under difficult circumstances. The Company launched during the initial wave of the COVID-19 pandemic, and its early operations reflected that reality. The founding team pivoted to distributing COVID test kits and personal protective equipment, generating early revenue but operating in a category with no long-term future.

When the immediate crisis abated, management made the deliberate decision to exit those product lines, despite their continued revenue contribution, and return to the Company's core strategic direction in distribution. That decision reflected an operating principle that has since defined the Company's culture: prioritize long-term position over short-term convenience.

2.1 Corporate identity

Formed in Nevada; trading on OTC Markets since May 2020. Early COVID-era categories were exited on purpose, despite their revenue, to rebuild around a durable distribution platform serving the convenience channel.

2.2 The Betterment baseline

In December 2022, GPOX acquired Betterment Retail Solutions, a Lubbock, Texas-based Direct Store Delivery distributor with premium checkout adjacent shelf space in approximately 500 retail locations across nine states. The acquisition gave GPOX an established retail footprint and retailer relationships, but the business was subscale and underdeveloped, generating roughly $89,000 in monthly revenue, or about $180 per store, with approximately 15% gross margins. GPOX has since focused on converting that legacy territory into a scalable operating platform through improved capital access, technology, leadership, product selection, route optimization, inventory management, and vendor terms.

2.3 Where the company stands today

A full-service DSD distributor: drivers visit on a weekly schedule, replenish to velocity, maintain planograms, and capture store-level data. Route operations are no longer run day-to-day by the CEO; the business runs on systems and a leadership team that didn't exist at acquisition. That operational independence is a structural milestone.

THE BETTERMENT BASELINE → TODAY

Network monthly revenue across the store base	~$89K	→ $500K+
Revenue / store / month 5.5× per store	~$180	→ ~$1,000
Gross margin blended demonstrated	~15%	→ ~28%
Operating system 13+ tools consolidated	Minimal tech	→ *PRISM+*



GPOPlus+

PART 03 · MARKET OPPORTUNITY

The convenience channel.

GPOX
TRADED ON
OTCQB

PART 03 · MARKET OPPORTUNITY

Four shocks. Four systems that did not exist before.

What followed was store-by-store transformation of the business. Management did not attempt to scale the Betterment model as acquired. Instead, it was three years of deliberate operational reconstruction, testing assumptions, absorbing failures, and emerging with a model that works. This period was not without setbacks. Management is transparent about the specific lessons learned, because the failures are as important to understanding GPOX as the results.

01

VENDOR MISREPRESENTATION

A reneged SBT agreement

A disposable nicotine vape vendor agreed to Scan-Based Trading (SBT) terms during the onboarding process, then reneged after GPOX had committed resources and shelf space. This produced the rigorous vendor onboarding protocols now standard across all product categories, including vendor qualification criteria, financial due diligence, supplier redundancy planning, and SBT term verification before category commitment.

02

REGULATORY SHOCK

November 2023 Texas packaging law

In November 2023, Texas altered packaging laws for disposable nicotine vapes, rendering a fully deployed product category non-compliant almost overnight (effective January 2024). The Company undertook a 12 week remediation process that ultimately produced the Company's current over-compliance posture and supplier redundancy framework. Pre-entry regulatory diligence is now standard for every new market entry and every new category addition.

03

RETAIL PARTNER ATTRITION

Ending dysfunctional partnerships

GPOX invested approximately 18 months of operational and relationship resources in a retail partner who repeatedly promised category expansions that never materialized. Terminating that relationship freed resources and sharpened the Company's partner qualification discipline. The Company now evaluates retail partners against a specific framework of demonstrated commitment, operating capability, and cultural alignment before investing significant onboarding resources.

04

HIRING REFINEMENTS

Turnover that disrupted routes

Early staffing decisions produced turnover that disrupted route continuity and increased training costs. The Company responded with a fully redesigned screening and onboarding process governing all new hires, with emphasis on selecting operators uniquely suited to the demanding operational realities of DSD distribution work. GPOX has also introduced equity participation for all employees, a structural decision designed to lower turnover and align execution with ownership at every level.

PART 03 · MARKET OPPORTUNITY

151,975 stores. Tens of millions of daily customers.

The gas-station and convenience channel is one of the most durable, traffic-dense formats in retail: massive, non-discretionary, and recession-resistant. It is structurally dependent on reliable weekly supply, which is exactly the economics a DSD distributor improves with each recurring visit.

151,975
U.S. convenience & gas retailers
recurring everyday visits, not discretionary demand

45,000+
monthly transactions per store
consistent traffic, largely cycle-insensitive

$341.2B
annual in-store sales
the full convenience channel

$50B+
addressable fragmented segment
conservative; ~$67B at 20% of in-store sales

MACRO TAILWINDS

Private label momentum

Private label is ~$330B in annual U.S. sales and 24% of unit share, with Gen Z driving record adoption (Circana). Convenience has lagged for lack of distribution infrastructure; GPOX's end-to-end private-label capability sits directly at that intersection, and it is one of its highest-margin categories.

Scan-Based Trading

Under SBT, vendors retain ownership until point-of-sale scan, reducing retailer risk and aligning incentives around sell-through. SBT is expanding across the channel, and ***PRISM+*** was built to natively support its real-time data, reporting, and reconciliation.

GPOX has been an early mover in SBT capability and has built ***PRISM+*** to natively support SBT workflows, including the real-time data flows, reporting, and reconciliation that SBT requires. This structural alignment with the industry's direction reduces retailer risk and creates a durable advantage.

> **"Three years of deliberate operational reconstruction."**
>
> From April 2023 through April 2026, GPOX renegotiated vendors, rebuilt product mix, deployed ***PRISM+***, expanded to a multi-hub network, and instituted SOPs capable of supporting a business 40× its current size. The mechanical outputs: revenue per store grew from ~$180 to ~$1,000/month, margins from ~15% to ~28%, annualized revenue ~6×, from ~$1M to ~$6.4M.

PART 03 · MARKET OPPORTUNITY

THE $50+ BILLION ADDRESSABLE MARKET, FRAGMENTED SEGMENT.

The fragmented 15–20% is the target.

Major national distributors, including McLane Company (wholly owned subsidiary of Berkshire Hathaway, Inc., NYSE: BRK.A), National Convenience Distributors, US Foods Holding Corp (NYSE: USFD), Sysco Corporation, (NYSE: SYY), Performance Food Group (NYSE: PFGC), and a handful of others, dominate approximately 80% to 85% of convenience store in-store product sourcing. Their model is optimized for high volume, low touch categories: tobacco cartons, carbonated beverages, mainstream snacks, and fuel adjacent consumables. These categories move in volume, and the legacy distributors are structured to handle them efficiently.

The remaining 15% to 20% of in-store product sourcing includes alternative consumables, health and wellness products, Other Tobacco Products "OTP" (vapes, mints, and pouches), nicotine accessories, specialty packaged goods, private label products, and compliance-sensitive emerging categories that require vendor flexibility, nimble curation, and store-level relationships that large national distributors are structurally unable to provide. At 20% of $341.2 billion in annual in store sales, this represents a total addressable market exceeding $67 billion. Management's working figure of $50 billion reflects a conservative portion targeted by GPOX's current operational profile.


TOTAL IN-STORE
$341.2B
ADDRESSABLE · 2024

GPOX TARGET SEGMENT · 15-20%

> $50B 'OTP' addressable market target

Alternative consumables, health & wellness, nicotine accessories, specialty packaged goods, private label, and compliance-sensitive emerging categories.

LEGACY NATIONAL DISTRIBUTORS · 80-85%

~$285B market

McLane, Core-Mark, NCD and others. Optimized for high-volume, low-touch categories: tobacco cartons, carbonated beverages, mainstream snacks, and fuel-adjacent consumables.

> GPOX is not trying to replace McLane, Core-Mark, Coca-Cola, or Frito-Lay in the categories they already dominate. It is focused on the categories that large distributors are not built to handle well.

GPOPlus


GPOPlus
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PART 04 · BUSINESS MODEL

Weekly visits. Real relationships.

GPOX
TRADED ON
OTCQB

PART 04 · BUSINESS MODEL

Weekly visits. Real relationships. Outsourced warehouse.

GPOX runs a full-service Direct Store Delivery model: a simple, repeatable weekly cycle. The company functions as the retailer's outsourced warehouse, merchandiser, and data provider, creating a level of operational dependency that infrequent competitors cannot replicate.

01
Visit weekly
Company drivers service most stores on a recurring weekly schedule.

02
Replenish to velocity
Restock in store-specific quantities calibrated to actual sales, not blunt minimum-order quantities.

03
Photograph the planogram
Before-and-after shelf photos maintain planogram integrity at every visit.

04
Generate the PO live
Purchase orders are created in real time on the driver's mobile device.

05
Digital manager sign-off
Every visit closes with a digital signature from the store manager.

REVENUE STREAMS · LAYERED ONTO A SINGLE WEEKLY VISIT

Wholesale distribution markup

The primary source: products sourced at negotiated vendor pricing and sold into the channel at a margin. Buy at scale, deliver efficiently, capture the spread.

Owned & manufactured products

Private-label and own-brand goods in select categories carry a structural margin advantage; GPOX manages the full chain from manufacturing to weekly delivery.

Delivery & service fees

In certain relationships GPOX charges a white-glove service fee independent of product margin, and earns warehousing fees within its hub network.



COMPANY FLEET — WEEKLY DIRECT-STORE DELIVERY ACROSS THE ROUTE NETWORK

PART 04 · BUSINESS MODEL

The problems GPOX solves.

The following problems were not identified through market research. They were identified through three years of weekly execution inside gas stations and convenience stores across the Southwest and Midwest. Each problem is encountered on a recurring basis by operators of all sizes. They are structural inefficiencies, not cyclical ones.

Broken Private label execution.
MOQs are applied uniformly, producing stockouts at high-velocity locations and excess at low-velocity ones.

GPOX manages end-to-end private label: manufacturing coordination, inventory allocation, and weekly DSD delivery in store-specific quantities.

Inefficient Inventory Management.
Operators forecast and order with limited data, producing chronic over-ordering, stockouts, and wasted labor.

GPOX assumes replenishment responsibility. Stores are restocked based on actual sales performance data captured weekly via ***PRISM+***.

Planogram degradation.
Products shift, facings are lost, and category performance suffers in high-traffic retail environments.

PRISM+-enabled before-and-after photography enforces strict planogram compliance at every weekly visit, with visual documentation retained.

Data invisibility.
Operators lack SKU-level visibility into what is selling, when it is selling, and how their assortment compares to similar stores.

GPOX provides store-level analytics generated from weekly visit data, including sales velocity, planogram compliance, and category performance.

Back-room constraint.
High MOQs produce clutter or stockout risk. Labor costs burden managers with receiving, stocking, and planogram maintenance.

GPOX delivers flexible, store-specific quantities and manages full shelf replenishment through weekly driver service.

Vendor fragmentation.
Operators coordinate with multiple small vendors for specialty categories, producing inconsistent service and ordering complexity.

GPOX serves as a single point of contact for all DSD categories, consolidating specialty product delivery into one weekly service call.

Compliance complexity.
Specialty categories require regulatory expertise that most operators lack, creating legal and compliance risk.

GPOX maintains regulatory expertise for all categories and applies pre-entry diligence to every new product category and market.

Inconsistent service.
Many regional vendors fail to maintain service consistency, damaging retailer trust and category performance.

GPOX's weekly service model, driver accountability technology, and route structure produce consistent service that retailers can depend on.

Category stagnation.
Operators lack access to emerging, high-margin specialty categories that would differentiate their assortment.

GPOX's product curation capability and vendor network provide access to curated emerging categories not available through legacy distributors.

Pricing inequality.
Independent operators pay higher prices than chain accounts for equivalent products due to lack of purchasing leverage.

GPOX aggregates purchasing across its store network, providing independent operators access to pricing historically reserved for larger accounts.

GPOPlus


GPOPlus


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Delivery Dashboard

PART 05 · UNIT ECONOMICS

WHY THE MODEL SCALES

GPOX
TRADED ON
OTCQB

PART 05 · UNIT ECONOMICS

Per store, per month.

Unit economics are the most important section of this Memorandum, and the primary reason management believes the business has moved from discovery to deployable scale. The figures are driven by observed performance across hundreds of stores, not by modeling assumptions.

REVENUE PER STORE, PER MONTH: THE SAME STORE, LATER IN ITS GPOX RELATIONSHIP


$2,000
$1,000
$180
DEC 2022 BASELINE
CURRENT AVERAGE
MANAGEMENT TARGET

Top stores already clear $5,000+/mo (under 2% of stores each month). Solid = actual; outlined = management target (forward-looking).

$650–$1,400	~20%	~28%	$5,000/mo
Monthly revenue / store	**Planning gross margin**	**Demonstrated margin**	**Top store performance**
current; ~$1,000 average	conservative basis	blended; 23.85% audited FY2025	what the median can become

INFLECTION

1,000 active stores at ~$1,000 / store / month → ~$12M annualized, the threshold management identifies for cash-flow-positive operations. The infrastructure to serve 1,000 stores is already substantially in place.

PART 05 · UNIT ECONOMICS

The fixed-cost visit.

The weekly store visit is the core unit of the model. A driver is already visiting the store, photographing shelves, replenishing products, generating purchase orders, and obtaining manager sign-off. Management estimates the weekly service cost per store at approximately **$35–$45**. At **$1,000** in monthly revenue and a **20%** planning gross margin, a store generates approximately **$200** in monthly gross profit before corporate overhead. The scaling opportunity comes from increasing product depth on that same weekly visit.

WEEKLY SERVICE COST / STORE	MONTHLY REVENUE / STORE	PLANNING GROSS MARGIN	MONTHLY GROSS PROFIT / STORE
$35–$45	$1,000	~20%	~$200

THREE GROWTH LEVERS

PATH TO HIGHER REVENUE PER STORE	EXPLANATION
01 Category expansion	Add more products into the same weekly service visit.
02 Private label / owned products	Improve gross margin through owned or controlled products.
03 Relationship depth	Stores that trust the service model may adopt more products over time.

THE PATH TO SCALE

MILESTONE	STORES	REVENUE / MONTH	ANNUALIZED	SIGNIFICANCE
Current · April 2026	~500	~$1,000/store	**~$6.4M run rate**	Model proven, de-risked
Near-Term Target	~1,000	~$1,000/store	~$12M	Cash flow positive threshold*
Intermediate Scale	~5,000	~$2,000/store	**~$120M**	Central expansion case*
Long-Term Aspiration	~20,000	~$3,000/store	**~$720M**	Strategic reference only*

**Illustrative threshold; no assurance*

PART 06 · *PRISM+* + GPOXLABS

Route. Inventory. Commercial.

Every decision linked to an outcome. ***PRISM+*** is GPOX's proprietary, AI-powered distribution and operations platform, built by **GPOXLabs** to consolidate 13+ separate tools into one. It is in internal alpha for driver-facing operations: functional, actively improving, and honestly described as a platform under development, not a finished product.

A verifiable service record

The mobile app captures GPS location, timestamped service windows, before-and-after planogram photos, and mandatory digital manager sign-off, proving compliance and supporting revenue recognition under SBT.

Data that compounds

Every weekly visit generates SKU-level velocity, inventory behavior, and ordering patterns. The dataset grows more valuable with each store and each week.

GPO LABS · EMBEDDED R&D, NOT A STANDALONE UNIT

GPO Labs applies artificial intelligence across three areas of the operation (route, inventory, and commercial) under one discipline: connect every technology decision to a specific operational outcome, never technology for its own sake.

GPOXLabs is not intended to operate as a separate technology company today. It is an internal innovation function that applies AI, software development, systems integration, and performance marketing to improve the DSD business. Its role is to solve operational problems first and create optional future technology value second.

THE INTEGRATED OPERATING MODEL

01 **Applied AI.** Machine learning and data analytics applied directly to operational problems: route optimization, demand forecasting, inventory management, and loss prevention. The Company has treated AI as an active operating priority for more than two and a half years.

02 **Software Development.** The team that builds and maintains ***PRISM+*** and the Company's internal technology infrastructure. These developers work alongside distribution operations personnel, ensuring that technology development is grounded in real operational requirements.

03 **Performance-Driven Digital Marketing.** The Company's customer acquisition and brand building capability, including the national digital advertising campaign launched in April 2026. This is not outsourced to agencies. It is built and executed internally, with the same data-driven discipline applied to distribution operations.

PART 07 · COMPETITIVE POSITION

Five Moats. Compounding Barriers, Not easily replicated.

GPOX's advantage is not a single feature; it is the accumulation of infrastructure, relationships, speed, and data that took three years and ~$5M to build, and that capital alone cannot shortcut.

01 Infrastructure

~$5M in hub-and-spoke network, fleet, SOPs, and ***PRISM+***. A well-capitalized new entrant would need 18–24 months of operational construction to reach GPOX's route efficiency and data depth.

18–24 MO. TO REPLICATE

02 Relationships

Drivers visit the same stores on the same schedule every week. Over 24–36 months that becomes a retention mechanism price alone can't overcome. ~500 relationships carry three years of service history.

24–36 MO. OF TRUST

03 Speed

GPOX onboards new categories in weeks, not quarters. A new product reaches the full active store base within a single weekly service cycle once a category decision is made.

WEEKS, NOT QUARTERS

04 Data

Every visit generates data. At 500 stores it's an operational tool; at 5,000 it becomes a category-intelligence asset vendors and manufacturers can access through no other channel.

COMPOUNDS WITH SCALE

05 Compliance + Operations

GPOX operates in categories where product qualification, vendor review, packaging, documentation, and store-level discipline matter. The Company's post-2023 operating changes strengthened compliance review, vendor qualification, and category controls. Management believes this operating discipline is part of the Company's competitive position.



GPOPlus+

PART 08 · FINANCIAL PERFORMANCE

6× growth over three years.

GPOX
TRADED ON
OTCQB

PART 08 · FINANCIAL PERFORMANCE

6× growth over three years.

The revenue trajectory since the Betterment acquisition is the clearest single proof point for the thesis: ~6× growth achieved under capital constraints that limited the pace of store additions. The distinction between audited revenue and management-estimated run-rate is preserved throughout.

REVENUE TRAJECTORY & TARGET LADDER


$1.0M
$4.74M
$6.4M
$12M
$120M
DEC 2022 BASELINE
FY2025 AUDITED
APR 2026 RUN-RATE EST.
1,000 STORES TARGET
5,000 STORES TARGET

SOLID = ACTUAL / AUDITED; OUTLINED = MANAGEMENT TARGET (FORWARD-LOOKING). LOG-SPACED.

GROSS MARGIN EXPANSION


15%
23.85%
~28%
DEC 2022
FY2025 AUDITED
CURRENT BLENDED

ABOVE A 20% CONSERVATIVE PLANNING BASIS.

Management believes gross margin expansion reflects operational improvements, including vendor renegotiation, improved product mix, higher-margin private-label and specialty categories, route efficiency, and stronger compliance discipline. The Company uses a 20% conservative planning margin for forward projections, below the current blended management estimate, to provide a buffer against product mix shifts and execution risk.

Operating leverage depends on spreading corporate overhead, technology investment, warehouse operations, and route management across a larger store base. The path to cash-flow-positive operations depends not only on revenue growth, but also on maintaining route density, margin discipline, and working-capital control.

THE PATH

The path to cash-flow-positive runs through 1,000 active stores at ~$1,000/month (~$12M annualized) and does not require new geographies. Existing hubs have capacity; reaching 1,000 stores is primarily an execution challenge: drivers, sales team, and working capital.

PART 09 · GROWTH STRATEGY

Density first. Then chains. Then disciplined acquisitions.

GPOX's near-term growth strategy prioritizes route density. Adding stores within existing geographies can improve driver productivity and store-level economics. Management then intends to pursue regional chains and larger store groups, followed by disciplined acquisitions that add revenue, store relationships, products, or route density.

01

Density-first approach

The Company's organic growth strategy prioritizes route density before geographic expansion. Adding stores to existing routes before launching new routes maximizes per-driver productivity and minimizes incremental infrastructure cost. The density-first approach also accelerates the timeline to route profitability, because each new store added to an established route contributes approximately $200 to $215 per week in net contribution margin.

Within the current geographic footprint, the Company targets independent operators and 5 to 35 store regional chains as its primary organic growth segment. These operators share several characteristics: they lack centralized category management, they have little to no existing weekly DSD service from a qualified specialty distributor, they are poorly served by legacy regional vendors, and they represent significant category expansion potential once a weekly service relationship is established. This segment is large, underpenetrated, and structurally aligned with GPOX's service model.

02

Business Development Initiatives

One of the most significant near-term commercial catalysts is the Company's active outreach program targeting 18 identified regional convenience store chains across its current and adjacent geographies. These chains range in size from 5 to 35 stores, representing a potential addition of 90 to 630 active stores from this single initiative if the full pipeline converts. Management does not represent these as contracted relationships. They are active business development conversations backed by the Company's track record, ***PRISM+*** demonstration capability, and demonstrated per-store economics.

A regional chain relationship differs from independent store addition in an important way: a single chain contract can add multiple stores simultaneously, compressing the timeline from investment to revenue impact. Chain relationships also tend to be more durable once established, because the chain operator has organizational incentives to maintain service consistency across all locations. The 18-chain initiative is the primary reason management believes that the path from 500 to 1,000 active stores is achievable within the first 8 to 13 months following capital deployment.

03

Marketing + Brand Activation

In April 9, 2026, GPOX launched its first national digital advertising campaign targeting category managers, merchandisers, and C-suite executives at regional and national convenience store chains. The campaign represents the Company's transition from relationship-driven business development to systematic, multi-channel marketing. Company leadership attended the NACS State of the Industry Summit in April 2026, gathering actionable intelligence on emerging product categories and refining the Company's merchandising strategy against industry benchmarks.

In the event the Company raises adequate capital, it will allocate funds to accelerating the Company's marketing and brand presence within the convenience store channel. This includes digital advertising, industry event presence, and the development of marketing materials that communicate the Company's service model, compliance posture, and technology capabilities to prospective retail partners at scale.

PART 09 · GROWTH STRATEGY

Acquisitive growth. Disciplined, accretive, integrated.

Acquisitive Growth Strategy. The convenience store distribution market is highly fragmented, with hundreds of regional operators serving subsets of the market at varying levels of operational quality. Many of these operators are key-man dependent, undercapitalized, and unable to invest in the technology and compliance infrastructure required to serve the channel effectively as it evolves. These operators represent acquisition targets that could accelerate GPOX's store count growth, add geographically adjacent route density, and expand the Company's product category breadth.

TARGET 01
OWNER-OPERATED DISTRIBUTORS

Regional operators $5M – $20M revenue

Owner-Operated Regional Distributors ($5M to $20M Revenue). These are operators whose founders are approaching retirement or seeking liquidity. GPOX acquires the customer relationships, warehouse infrastructure, and operating knowledge, then integrates them onto the ***PRISM+*** platform.

TARGET 02
PRODUCT COMPANIES

Brands in the convenience channel

Product Companies in the Convenience Channel. Manufacturers or brands with established convenience store distribution that lack the DSD infrastructure to scale independently.

TARGET 03
CHANNEL SERVICE PROVIDERS

Embedded service and distribution

Service and Distribution Companies Already Embedded in the Channel. Operators providing complementary services (merchandising, fulfillment, specialty distribution) that can be integrated into GPOX's network.

Acquisition Discipline. The Company's acquisitive growth strategy is disciplined. Management has established explicit walk-away criteria for acquisitions. Acquisition targets must meet specific criteria: active routes with established retailer relationships, geography contiguous to or complementary with existing GPOX infrastructure, clean compliance history, and operating economics that improve on acquisition. GPOX is not pursuing acquisitions for revenue alone. It is pursuing acquisitions that extend the hub-and-spoke network and contribute to the path toward 5,000 stores. This discipline is intentional. Bad acquisitions in distribution are worse than no acquisitions, and the Company's reputation with retail partners is too valuable to risk on integration problems.

GPOXLabs technology has been architected from the beginning for multi-entity onboarding, with chains managed as parent accounts, individual stores as sub-accounts, and CSV import capability for rapid data migration. If 500 new stores were committed tomorrow, management estimates the majority could be operational within 4 to 6 weeks, with temporary hubs deployable within one week. The Company's own three-year operating history demonstrates that an underdeveloped distribution footprint can be transformed into a high-performing operating platform under the right management and technology framework. The same operational playbook that produced 6x revenue growth and approximately 9 percentage points of audited gross margin expansion (15% to 23.85%) and additional management-estimated expansion to approximately 28% in current blended performance from the Betterment baseline can be applied to future acquisitions.

PART 10 · LEADERSHIP

A team forged in the field, not just in theory.

The leadership team has been built to scale the business beyond founder-led operations. DSD distribution operations are no longer managed day-to-day by the CEO. Each functional area has dedicated leadership with relevant industry experience.



Brett H. Pojunis

CHAIRMAN & CEO

20+ years in capital markets; U.S. Army veteran. Has personally funded company expenses during early growth. Leads capital allocation, investor relations, and public-company stewardship.



Mary Moxley

CHIEF OF STAFF TO CEO

Background at TD Bank, BMO, and Deloitte. Leads executive operations and strategic coordination as a direct extension of the CEO.



Kiernan Nevitt

SR. DIRECTOR, PRODUCT, MERCHANDISING & ANALYTICS

15+ years at Duluth Trading and Orvis. Led merchandising and category strategy behind the audited gross-margin expansion.



Bryan Garabrandt

LEAD TECHNOLOGIST & CO-MANAGER, **GPOXLABS**

Statistician by training. Leads ***PRISM+*** architecture, systems integration, and data analytics.



Moe Avitia

VP STRATEGIC GROWTH & INNOVATION; CO-MANAGER, **GPOXLABS**

Founder-minded operator, 20+ years scaling tech companies across advertising, SaaS, and fintech.



Michelle Nolen

WAREHOUSE OPERATIONS MANAGER

25+ years in operations management. Leads warehouse operations, logistics, and process design.



Pablo Villalobos

DIGITAL MARKETING & PERFORMANCE MANAGER

Hands-on digital marketing leader focused on translating strategy into measurable execution.



Michael Fugler

STRATEGIC ADVISOR

Attorney and investment banker with deep capital-markets expertise. Advises on legal, capital markets, and M&A.

REVENUE RUN-RATE	GROSS MARGIN (FY25)	AUDITED FY25 REVENUE	REVENUE GROWTH IN THREE YEARS
$6.4M	23.85%	$4.74M	6X

PART 11 · RISK FACTORS & FORWARD OUTLOOK

The risks, stated plainly.

> **The case, first.** A 100-year-old DSD model on owned hub-and-spoke infrastructure with capacity for 20,000+ stores, and a clear path to cash-flow-positive at roughly 1,000 stores at about $1,000 a month. Capital is the only constraint.

Going Concern

The Company's independent registered public accounting firm has issued a going concern qualification for the fiscal year ended April 30, 2025. The Company has incurred recurring operating losses since inception, has a working capital deficit, and has not yet established an ongoing source of revenue sufficient to cover its operating costs. As of January 31, 2026, the Company had a cumulative deficit of approximately $45.8 million and cash on hand of approximately $17,897. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

Customer Concentration

As reported in the Company's most recent Form 10-Q, one customer accounted for approximately 92% of total revenue for the nine months ended January 31, 2026, and approximately 72% of accounts receivable as of that date. The loss of, or any material reduction in revenue from, this customer would have a material adverse effect on the Company's revenue, operating results, and ability to execute its capital plan.

Audited vs. Run-Rate Financials

This document maintains a clear distinction between audited reported results and management estimates. The FY2025 revenue of approximately $4.744 million and gross margin of approximately 23.85% are audited reported figures. The $6.4 million annualized run rate and the 28% gross margin figure are management estimates.

Operating Losses

Net loss for the fiscal year ended April 30, 2025 was approximately $4.34 million, compared with $4.94 million for fiscal 2024. The Company's ability to achieve and sustain profitability depends on its ability to scale revenue, manage operating costs, and secure sufficient capital. There is no assurance that the Company will achieve profitability.

Capital Strategy

References to a capital plan, total capital need, or any specific dollar amount are forward-looking. No offering of securities is being conducted in connection with this Memorandum. The Company will require additional capital to execute its operating plan; there is no assurance that such capital will be available on acceptable terms, or at all, and any future raise is likely to be dilutive to existing shareholders.

Data Sources & Data Room

Financial data is derived from the Company's SEC filings on EDGAR, OTC Markets materials, internal management records, and industry data from NACS, Circana, and others. Audited fiscal 2025 revenue was approximately $4.744 million at a 23.85% gross margin. Full disclosures are available at sec.gov and GPOPlus.com.

Execution at Scale

Converting capital into sustained store additions and per-store productivity improvements requires consistent execution across a larger team.

Route Density Erosion

Expanding into disconnected geographies before existing routes are dense reduces per-driver economics.

Regulatory & Category Shocks

Regulatory changes to specialty product categories (nicotine, CBD, wellness) can render active categories non-compliant.

Working Capital Requirements

SBT model and inventory funding for store additions require continuous working capital.

Driver & Warehouse Labor Availability

The logistics labor market is constrained nationally.

Technology Development Risk

PRISM+ is in alpha deployment. Development delays or technical failures could impair operational efficiency.

Public Market Liquidity

OTCQB market provides limited liquidity relative to major exchanges.

Acquisition Integration Risk

The Company's growth strategy includes opportunistic acquisitive expansion. There can be no assurance that the Company will identify suitable acquisition targets, complete acquisitions on favorable terms, or successfully integrate acquired operations. Failed acquisitions could divert management attention and fail to generate expected returns.

PART 11 · RISK FACTORS & FORWARD OUTLOOK

The risks, and the conclusion.

Each risk below carries a named mitigant. Their existence does not invalidate the thesis; the question is whether the mitigants are sufficient and the risk-adjusted return compelling. Investors should evaluate each risk independently.

Going concern

Recurring losses, a working-capital deficit, ~$17,897 cash and a ~$45.8M cumulative deficit as of Jan 31, 2026.

MITIGANT

Actively pursuing a multi-tranche capitalization plan; no assurance capital will be available on acceptable terms.

Customer concentration

One customer was ~92% of revenue for the nine months ended Jan 31, 2026, and ~72% of receivables.

MITIGANT

Expanding the chain-customer pipeline and adding locations to diversify; timing not assured.

Capital need & dilution

Substantial additional capital is required; any equity financing is likely dilutive and debt may carry restrictive covenants.

MITIGANT

Capital deployed in milestone-gated tranches to manage dilution discipline; availability not committed.

Execution at scale

Converting capital into sustained store additions and per-store productivity requires consistent execution across a larger team.

MITIGANT

Three-year operating history with documented procedures, ***PRISM+*** discipline, and a no-longer-founder-dependent team.

THE INVESTMENT CONCLUSION

The structural case

A $341.2B channel where a fragmented ~$50B+ segment is underserved by legacy distributors. GPOX is among the few technology-driven, compliance-oriented weekly DSD operators with three years of history, documented unit economics, and a proprietary platform built for the segment.

The financial case

Cash-flow-positive runs through 1,000 stores (~$12M annualized) from ~500 today; the larger case is 5,000 stores (~$120M annualized), against a current OTCQB market capitalization of ~$6.36M.

The current entry point

Management believes the demonstrated model, available infrastructure, assembled team, and $50B+ opportunity support the thesis. Investors should conduct their own independent evaluation and consult their advisors.

APPENDIX

Retail Investor Glossary

DSD
Direct Store Delivery; products delivered directly to retail stores.

SBT
Scan-Based Trading; inventory remains vendor-owned until scanned at point of sale.

PRISM+
GPOX's internal distribution and operations platform.

GPOXLabs
Internal innovation and technology function.

Planogram
Shelf layout showing where products should be placed.

MOQ
Minimum order quantity.

Route density
Number of productive store visits per route or driver day.

Run rate
Annualized estimate based on recent revenue performance.

Cash-flow-positive threshold
Management's estimated level where operating cash inflows exceed operating cash outflows.

OTCQB
OTC Markets venture marketplace where GPOX trades.

GPOPlus+ Investor Memo

Read the full Institutional Memorandum here.

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INVESTOR MEMORANDUM


GPOPlus
OTCQB : $GPOX
GPOPLUS.COM · OTCQB: GPOX
INVESTOR MEMORANDUM · JUNE 2026